                                                                EXHIBIT 99.9











                         REGISTRATION RIGHTS AGREEMENT

                     Dated as of [                  ], 1996

                                  by and among

                             OUTDOOR SYSTEMS, INC.

                                      and

                                 THE GUARANTORS
                                  named herein

                                      and

                                  THE HOLDERS
                                  named herein
                         ______________________________

                                  $240,000,000

                       SENIOR SUBORDINATED NOTES DUE 2006

                                  $165,000,000

          SENIOR INCREASING RATE CUMULATIVE PREFERRED STOCK, SERIES A

                               TABLE OF CONTENTS


                                                               Page

            1.   Definitions .................................   1

            2.   Shelf Registration ..........................   5

            3.   Demand Notice ...............................   7

            4.   Exchange Offer Registration .................   8

            5.   Piggy-Back Registration .....................  10

            6.   Additional Interest .........................  12

            7.   Underwritten Registrations ..................  13

            8.   Registration Procedures .....................  14

            9.   Registration Expenses .......................  22

            10.  Indemnification .............................  23

            11.  Rule 144 and 144A ...........................  27

            12.  Miscellaneous ...............................  28
                   (a)  No Inconsistent Agreements ...........  28
                   (b)  Adjustments Affecting Registrable
                        Securities ...........................  28
                   (c)  Amendments and Waivers ...............  28
                   (d)  Notices ..............................  29
                   (e)  Successors and Assigns ...............  30
                   (f)  Counterparts .........................  30
                   (g)  Headings .............................  30
                   (h)  Governing Law ........................  30
                   (i)  Severability .........................  30
                   (j)  Joint and Several Obligations ........  31
                   (k)  Securities Held by the Company or
                        Its Affiliates........................  31




                                      -i-


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                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made and entered
into as of [                 ], 1996, by and among Outdoor Systems, Inc. (the
"Company"), a Delaware corporation, and OS Baseline, Inc., an Arizona corporation, Outdoor Systems Painting, Inc., an Arizona corporation, OS Advertising of Texas Painting, Inc., a Texas corporation, New York Subways Advertising Co., Inc., an Arizona corporation, Decade Communications Group, Inc., a Colorado corporation, and Bench Advertising Company of Colorado, Inc., a Colorado corporation (collectively, the "Guarantors"); and the Noteholders (defined below) and the Stockholders (as defined below), in each case, whose signatures appear on the execution pages of this Agreement (collectively with any other Noteholders or Stockholders who become parties to this Agreement, the "Holders"). The Company and the Guarantors are hereinafter collectively referred to as the "Issuers." This Agreement is for the benefit of the Holders executing this Agreement and for the benefit of their direct and indirect transferees.

     The parties hereby agree as follows:

1. Definitions

     As used in this Agreement, the following terms shall have the following meanings:

     Appropriate Registrant: The Issuers in the case of the Registrable Notes or the Company in the case of the Registrable Preferred Stock.

     Additional Interest:  See Section 6.

     Advice:  See the last paragraph of Section 8.

     Agreement:  See the first introductory paragraph to this Agreement.

     Business Day: Any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of New York, New York or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

     Certificate of Designations: The Certificate of Designations of Preferences and Rights pursuant to which the

Preferred Stock is issued, as amended or supplemented from time to time in accordance with the terms thereof.

     Company:  See the first introductory paragraph to this Agreement.

     Credit Agreement: The Senior Subordinated Credit Agreement, dated as of July 9, 1996, by and among the Company, the Guarantors, Canadian Imperial Bank of Commerce, as agent and the financial institutions parties thereto, as lenders.

     Demand Notice:  See Section 3(a).

     DTC:  See Section 8(i).

     Event Date:  See Section 6(b).

     Exchange Effectiveness Date:  90 days after the Exchange Filing Date.

     Exchange Effectiveness Period:  See Section 4.

     Exchange Filing Date:  30 days after the date of the Demand Notice.

     Exchange Offer Registration:  See Section 4.

     Exchange Notes:  See Section 4.

     Exchange Registration Statement:  See Section 4.

     Guarantors:  See the first introductory paragraph to this Agreement.

     Holders:  See the first introductory paragraph to this Agreement.

     Indemnified Person:  See Section 10(c).

     Indemnifying Person:  See Section 10(c).

     Indenture: The Indenture to be entered into by and among the Company, the Guarantors and an indenture trustee, pursuant to which the Notes will be issued, as amended or supplemented from time to time in accordance with the terms thereof.

     Inspectors:  See Section 8(p).





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                                      -3-




     Issuers:  See the first introductory paragraph to this Agreement.

     Losses:  See Section 10.

     NASD:  See Section 8(n).

     Notes: The $240,000,000 aggregate principal amount of Senior Subordinated Notes due 2006 of the Company being issued pursuant to the Credit Agreement and the Indenture.

     Noteholders:  The holders of Notes.

     Participant:  See Section 10(a).

     Piggy-Back Registration:  See Section 5(a).

     Preferred Stock: Up to $225,000,000 aggregate liquidation value of Senior Increasing Rate Cumulative Preferred Stock, Series A, par value $1.00 per share of the Company issued pursuant to the Purchase Agreement and the Certificate of Designations.

     Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Purchase Agreement: The Securities Purchase Agreement, dated as of July 9, 1996, by and between the Company and CIBC WG Argosy Merchant Fund 2, L.L.C., relating to the Preferred Stock.

     Registrable Notes: The Notes upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note (i) a Registration Statement covering such Note has been declared effective and such Note has been disposed of in accordance with such effective Registration Statement, (ii) it is sold in compliance with Rule 144, (iii) it shall have been otherwise transferred and a new certificate for any such Note not bearing a legend restricting further transfer shall have been delivered by the Company, or (iv) it ceases to be outstanding.

     Registrable Preferred Stock: The Preferred Stock upon original issuance thereof and at all times subsequent thereto, until in the case of any such Preferred Stock (i) a Registration Statement covering such Preferred Stock has been declared effective and such Preferred Stock has been disposed of in accordance with such effective Registration Statement, (ii) it is sold in compliance with Rule 144, (iii) its shares have been otherwise transferred and a new certificate for any such Preferred Stock not bearing a legend restricting further transfer shall have been delivered by the Company, or (iv) it ceases to be outstanding.

     Registrable Securities: The Registrable Notes and/or the Registrable Preferred Stock.

     Registration Statement: Any registration statement of the Issuers filed or required to be filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC.

     Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

     Rule 415: Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC:  The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933 as amended, and the rules and regulations of the SEC promulgated thereunder.

     Shelf Effectiveness Date:  90 days after a Shelf Filing Date.



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                                      -5-






     Shelf Filing Date:  30 days after a Shelf Notice.

     Shelf Notice:  See Section 2(a).

     Shelf Registration:  See Section 2(b).

     Shelf Termination Date: See Section 2(b).

     Stockholders:  The holders of Preferred Stock.

     Subsequent Shelf Registration:  See Section 2(c).

     TIA:  The Trust Indenture Act of 1939, as amended.

     Trustee:  The trustee under the Indenture.

     underwritten registration or underwritten offering: A registration in which securities of any of the Issuers are sold to an underwriter for reoffering to the public.

     Withdrawal Election:  See Section 5(c).

2. Shelf Registration

     (a) Shelf Notice. At any time commencing 365 days after the date of this Agreement, the Noteholders of at least 25% of the outstanding aggregate principal amount of Registrable Notes and the Stockholders of at least 25% of the outstanding aggregate liquidation value of Registrable Preferred Stock, each may make a written request (a "Shelf Notice") to the Appropriate Registrant for registration of Registrable Securities to be made pursuant to a Registration Statement in accordance with Section 2(b) below. Within ten days after receipt of any Shelf Notice, the Appropriate Registrant will send written notice of such Shelf Notice to all Holders of the Registrable Notes or Registrable Preferred Stock, as the case may be, and the Appropriate Registrant will include in such Shelf Registration all Registrable Securities of such Holders with respect to which the Appropriate Registrant has received written requests for inclusion therein within 15 Business Days after the receipt by the applicable Holder of the Appropriate Registrant's written notice. Requests made by Holders for inclusion in such Shelf Registration, including requests by Holders in the Shelf Notice, shall contain appropriate representations regarding such Holders' intentions to sell the Securities in order to allow the Appropriate Registrant to effect such Shelf Registration. If a Holder does not make such appropriate representations, such Holder will be excluded from such Shelf

Registration. Notwithstanding the foregoing and subject to subsection 2(c) below, the Appropriate Registrant shall not be required to undertake more than one Shelf Registration for each of the Registrable Notes and the Registrable Preferred Stock.

     (b) Shelf Registration.  If a Shelf Notice is delivered as contemplated by
Section 2(a), then the Appropriate Registrant agrees to file with the SEC no later than its Shelf Filing Date, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities of such Holders with respect to which the Appropriate Registrant has received written requests for inclusion therein in accordance with Section 2(a) above (a "Shelf Registration"). Such Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Appropriate Registrant shall not permit any securities other than the Registrable Securities to be included in a Shelf Registration or any Subsequent Shelf Registration. The Appropriate Registrant shall use its best efforts to cause each Shelf Registration to be declared effective under the Securities Act on or prior to its Shelf Effectiveness Date and to keep such Shelf Registration continuously effective under the Securities Act until the date which is 36 months from the Shelf Effectiveness Date of the first Shelf Registration filed by the Appropriate Registrant with respect to Registrable Notes or Registrable Preferred Stock, as the case may be (subject to extension pursuant to the last paragraph of Section 8) (the "Shelf Termination Date"), or such shorter period ending when all Registrable Securities covered by such Shelf Registration have been sold in the manner set forth and as contemplated in such Shelf Registration.

     (c) Subsequent Shelf Registrations. If a Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time prior to its Shelf Termination Date (other than because of the sale of all Registrable Securities covered by such Shelf Registration in the manner set forth and as contemplated in such Shelf Registration) the Appropriate Registrant shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities which were covered by such Shelf Registration that have not been sold in the manner set forth and as contemplated in such Shelf Registration (a
"Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Appropriate Registrant shall use its reasonable best efforts to cause such Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the Shelf Termination Date. As used herein the term "Shelf Registration" means the Shelf Registrations and any Subsequent Shelf Registrations.

     (d) Supplements and Amendments. The Appropriate Registrant shall promptly supplement and amend a Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount or aggregate liquidation preference, as the case may be, of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

3. Demand Notice

     (a) Right to Demand. At any time after the Shelf Termination Date, the holders of at least $25 million in aggregate principal amount of Registrable Notes may make a written request (a "Demand Notice") to the Issuers for registration under and in accordance with the provisions of the Securities Act of all or part of such Registrable Notes in accordance with Section 4. Within ten days after receipt of the Demand Notice, the Issuers will send written notice of such registration request to all Noteholders, and the Issuers will include in such registration all Registrable Notes of such Noteholders with respect to which the Issuers have received written requests for inclusion therein within 15 business days after the receipt by a Noteholder of the Issuers' written notice. All requests made pursuant to this Section 3(a) will specify the aggregate amount of the Registrable Notes to be registered.

     (b) Number of Exchange Offer Registrations. The holders of Registrable Notes shall be entitled to deliver no more than one Demand Notice hereunder.





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                                      -8-





4. Exchange Offer Registration

     If a Demand Notice is delivered as contemplated by Section 3(a), the Issuers shall file with the SEC no later than the Exchange Filing Date, an offer to exchange (the "Exchange Offer Registration") for any and all of the Registrable Notes covered by such Exchange Offer Registration pursuant to
Section 3(a) a like aggregate principal amount of debt securities of the Company, guaranteed by the Guarantors, which are identical in all material respects to the Notes (the "Exchange Notes") (and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer Registration shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act.

     Each of the Issuers agrees to use its best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Exchange Effectiveness Date; (y) keep the Exchange Offer Registration open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer Registration is mailed to holders of Registrable Notes (the "Exchange Effectiveness Period"); and (z) consummate the Exchange Offer Registration on or prior to the 45th day following the date on which the Exchange Registration Statement is declared effective. If after such Exchange Registration Statement is initially declared effective by the SEC, the Exchange Offer Registration or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each holder of Registrable Notes who participates in the Exchange Offer Registration will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer Registration such holder of Registrable Notes will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes, and that such holder of Registrable Notes is not an affiliate of any of the Issuers within the meaning of the Securities Act.

     In connection with the Exchange Offer Registration, the Issuers shall:

           (1) mail to each holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

           (2) utilize the services of a depositary for the Exchange Offer Registration with an address in the Borough of Manhattan, The City of New York;

           (3) permit holders of Registrable Notes to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer Registration shall remain open; and

           (4) otherwise comply in all material respects with all applicable laws.

     As soon as practicable after the close of the Exchange Offer Registration, the Issuers shall:

           (1) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer Registration;

           (2) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

           (3) cause the Trustee to authenticate and deliver promptly to each holder of Notes, Exchange Notes, equal in principal amount to the Notes of such holder so accepted for exchange.

     The Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event will provide that the holders of the Notes and the Exchange Notes will vote and consent together on all matters as one class and that neither the Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.





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                                      -10-




5. Piggy-Back Registration

     (a) If at any time commencing 120 days after the date of this Agreement the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of any class of its debt or preferred equity securities (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a Registration Statement filed in connection with an offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the holders of Registrable Preferred Stock as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Stockholders the opportunity to register such number of shares of Registrable Preferred Stock as each such Stockholder may request (which request shall specify the Registrable Preferred Stock intended to be disposed of by such Selling Stockholder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit the Registrable Preferred Stock requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Preferred Stock in accordance with the intended method of distribution thereof except as otherwise provided in Section 5(b). Any Selling Stockholder shall have the right to withdraw its request for inclusion of its Registrable Preferred Stock in any Registration Statement pursuant to this Section 5(a) by giving written notice to the Company of its request to withdraw no later than 5 days before such Registration Statement becomes effective. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company shall give prompt notice thereof to participating selling Stockholders. The Company will pay all registration expenses in connection with each registration of Registrable Preferred Stock requested pursuant to this Section 5, and each Stockholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Stockholder's Registrable Preferred Stock pursuant to a registration statement effected pursuant to this Section 5(a).

     No registration effected under this Section 5(a), and no failure to effect a registration under this Section 5(a), shall relieve the Company of its obligation to effect a registration upon the request of Stockholders pursuant to Section 2, and no failure to effect a registration under this Section 5(a) and to complete the sale of shares of Registrable Preferred Stock in connection therewith shall relieve the Company of any other obligation under this Agreement.

     (b) Reduction of Offering. (i) If the managing underwriter(s) of any underwritten offering described in Section 5(a) have informed, in writing, the selling Stockholders of the Registrable Preferred Stock requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, the selling Stockholders and any other persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the number of shares to be offered for the account of the selling Stockholders and all such other persons (other than the Company) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriters; provided, however, that if such offering is effected for the account of any securityholder of the Company other than the selling Stockholders, pursuant to the demand registration rights of any such securityholder, then the number of shares to be offered for the account of the selling Stockholders and all other persons (other than the Company) participating in such registration (but not such securityholders who have exercised their demand registration rights) shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriters.

     (ii) If the managing underwriter or underwriters of any underwritten offering described in Section 5(a) notify the selling Stockholders requesting inclusion of Registrable Preferred Stock in such offering, that the kind of securities that the selling Stockholders, the Company and any other persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, (x) the Registrable Preferred Stock to be included in such offering shall be reduced as described in clause (i) above or (y) if a reduction in the Registrable Preferred Stock pursuant to clause (i) above would, in the judgment of the managing underwriter(s) or underwriters, be insufficient to substantially eliminate such adverse effect that inclusion of the Registrable Preferred Stock requested to be included would have on such offering, such Registrable Preferred Stock will be excluded from such offering.

     (c) If, as a result of the proration provisions of this Section 2.3, any selling Stockholder shall not be entitled to include all Registrable Preferred Stock in a Piggy-Back Registration that such selling Stockholder has requested to be included, such selling Stockholder may elect to withdraw his request to include Registrable Preferred Stock in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a selling Stockholder shall no longer have any right to include Registrable Preferred Stock in the registration as to which such Withdrawal Election was made.

6. Additional Interest

     (a) The Issuers agree that the holders of Registrable Notes will suffer damages if the Issuers fail to fulfill their obligations to holders of Registrable Notes under Section 2 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers, jointly and severally, agree to pay, as liquidated damages, additional interest on Notes ("Additional Interest") under the circumstances and to the extent set forth below (each of which shall be given independent effect):

           (i) if the Shelf Notice is delivered as contemplated by Section 2(a) and the Shelf Registration has not been filed on or prior to the Shelf Filing Date, then commencing on the day after such Shelf Filing Date, Additional Interest shall be accrued on the Notes covered by such Shelf Registration over and above the accrued interest at a rate of .50% per annum for the first 90 days immediately following such Shelf Filing Date, such Additional Interest rate increasing by an additional .25% per annum at the beginning of each subsequent 90-day period;

           (ii) if such Shelf Registration has not been declared effective on or prior to such Shelf Effectiveness Date, then commencing on the day after such Shelf Effectiveness Date, Additional Interest shall be accrued on the Notes included in such Registration Statement over and above the accrued interest at a rate of .50% per annum for the first 90 days immediately following the day after such Shelf Effectiveness Date, such Additional Interest rate increasing by an additional .25% per annum at the beginning of each subsequent 90-day period; and

           (iii) if a Shelf Registration or any Subsequent Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time prior to the Shelf Termination Date, then Additional Interest shall be accrued on the Notes affected thereby over and above the accrued interest at a rate of .50% per annum for the first 90 days commencing on the day such Shelf Registration ceases to be effective, such Additional Interest rate increasing by an additional .25% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on any Note may not exceed at any one time in the aggregate 1.0% per annum; and provided, further, that
(1) upon the filing of a Shelf Registration (in the case of (i) above), (2) upon the effectiveness of a Shelf Registration (in the case of (ii) above), (3) upon the effectiveness of a Subsequent Shelf Registration (in the case of (iii) above), Additional Interest on the Notes as a result of such clause, as the case may be, shall cease to accrue.

     (b) The Issuers shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to Section 6(a) will be payable in cash semi-annually on each interest payment date for the Registrable Notes (to the Noteholders of record entitled to such interest payment), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined on the basis of a 360-day year comprised of twelve 30-day months.

7. Underwritten Registrations

     If any of the Registrable Securities covered by any Shelf Registration or the Exchange Offer Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority in aggregate principal amount of the Registrable Notes or the holders of a majority in aggregate liquidation value of the Registrable Preferred Stock, as the case may be, included in such offering and reasonably acceptable to the Appropriate Registrant.

8. Registration Procedures

     In connection with the filing of any Registration Statement, the Appropriate Registrant shall as expeditiously as possible:

     (a) Prepare and file with the SEC (i) as soon as practicable after the Shelf Notice but in any event prior to the Shelf Filing Date, a Registration Statement as prescribed by Section 2, and (ii) within the time limit prescribed herein the Exchange Registration Statement prescribed pursuant to Section 4, and in each such case and in the case of a Piggy-Back Registration pursuant to
Section 5(a) use every reasonable effort to cause each such Registration Statement or Registration Statements to become effective and remain effective as provided herein; provided, however, before filing any Registration Statement or Prospectus or any amendments or supplements thereto (not including documents that would be incorporated or deemed to be incorporated therein by reference), the Appropriate Registrant shall afford the Holders covered by such Registration Statement, their counsel and the managing underwriters, if any, an opportunity to review, promptly, copies of all such documents proposed to be filed; provided, however, that the Issuers shall not be required to afford such persons an opportunity to review a copy of (i) any such document that has not been materially changed from a copy of such document that such person was previously afforded an opportunity to review and (ii) any amendments or supplements to a Registration Statement or Prospectus which are made solely as a result of any filing by the Appropriate Registrant of reports required to be filed pursuant to the Exchange Act. The Appropriate Registrant shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount or liquidation value, as the case may be, of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object.

     (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the

Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

     (c) Notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, promptly (but in any event within two business days after becoming aware thereof), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules but excluding documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose,
(iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities covered by such Registration Statement the representations and warranties of the Appropriate Registrant contained in any agreement (including any underwriting agreement) contemplated by Section 7(o) cease to be true and correct, (iv) of the receipt by the Appropriate Registrant of any notification with respect to the suspension of the qualification or exemption from qualification of such Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Appropriate Registrant's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

     (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

     (e) If requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount or liquidation value, as the case may be, of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Appropriate Registrant received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

     (f) Furnish to each selling holder of Registrable Securities who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

     (g) Deliver to each selling holder of Registrable Securities, their counsel and the underwriters, if any, without charge, as many copies of each Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this
Section 8, each Appropriate Registrant hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters or agents, if any, in connection with the offering and sale of the Registrable

Securities covered by such Prospectus and any amendment or supplement thereto.

     (h) Prior to any public offering of Registrable Securities, to register or qualify, and to cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling holder, or the managing underwriters reasonably request in writing; provided that where Registrable Securities are offered other than through an underwritten offering, the Appropriate Registrant agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 8(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that no Appropriate Registrant shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) become subject to taxation in any such jurisdiction where it is not then so subject.

     (i) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or selling holders of Registrable Securities may reasonably request at least two business days prior to any sale of Registrable Securities.

     (j) Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Appropriate Registrant will cooperate in all reasonable respects with the filing of such registration and the granting of such approvals.

     (k) Upon the occurrence of any event contemplated by paragraph 8(c)(v) or 8(c)(vi), as promptly as practicable prepare and file with the SEC, at the joint and several expense of each of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (l) Use its best efforts to cause the Registrable Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount or liquidation value, as the case may be, of Registrable Securities covered by such Registration Statement or the managing underwriters, if any.

     (m) Prior to the effective date of any Registration Statement relating to the Registrable Securities, (i) provide the Trustee with printed certificates for the Registrable Securities covered by such Registration Statement in a form eligible for deposit with DTC and (ii) provide a CUSIP number(s) for the Registrable Securities.

     (n) Cooperate with each selling holder of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

     (o) In the event a Shelf Registration is filed, and if requested by Holders of a majority in aggregate principal amount or liquidation value, as the case may be, of Registrable Securities covered by such Registration Statement, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Appropriate Registrant and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of securities similar to the applicable Registrable Security, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Appropriate Registrant and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Appropriate Registrant (and, if necessary, any other independent certified public accountants of any subsidiary of the Appropriate Registrant or business acquired by the Appropriate Registrant for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the applicable Registrable Security; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 10 (or such other less favorable provisions and procedures acceptable to Holders of a majority in aggregate principal amount or liquidation value, as the case may be, of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

     (p) Make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant or other agent retained by any such representative of such selling holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Appropriate Registrant and its subsidiaries, and cause the officers, directors and employees of the Appropriate Registrant and its subsidiaries to supply all information, in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that any information that is designated in writing by the Appropriate Registrant, in good faith, as confidential at the time of delivery of such information, shall be kept confidential by such Inspector unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Inspector, is necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement, Prospectus or any supplement or post-effective amendment thereto or disclosure is otherwise required by law, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector. Each selling holder of such Registrable Securities will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Appropriate Registrant unless and until such is made generally available to the public. Each selling holder of such Registrable Securities will be required to further agree that it will, upon learning that disclosure of any such information is sought in a court of competent jurisdiction, give notice to the Appropriate Registrant and allow the Appropriate Registrant to undertake appropriate action to prevent disclosure of the information deemed confidential at its expense.

     (q) Provide an indenture trustee for the Registrable Notes, and cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the selling holders of the Registrable Notes, to effect such changes to such indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

     (r) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

     (s) If an Exchange Offer Registration is to be consummated, upon delivery of the Registrable Notes by such selling holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Notes, the Issuers shall mark, or caused to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

     (t) Use its best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

     The Appropriate Registrant may require each selling holder of Registrable Securities as to which any registration is being effected to furnish to the Appropriate Registrant such information regarding such seller and the distribution of such Registrable Securities as the Appropriate Registrant may, from time to time, reasonably request in writing. The Appropriate
Registrant may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Registrable Securities is to be disclosed in a registration statement, such selling holder shall be permitted to include all information regarding such seller as it shall reasonably request.

     Each Holder, upon receipt of any notice from the Appropriate Registrant of the happening of any event of the kind described in Section 8(c), will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 8(c), or until it is advised in writing (the "Advice") by the Appropriate Registrant that the use of the applicable Prospectus may be resumed. In the event the Appropriate Registrant shall give any such notice, the Shelf Termination Date and the Exchange Effectiveness Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 8(c) or the Advice.

9. Registration Expenses

     (a) All fees and expenses, other than underwriting discounts and commissions, incident to the performance of or compliance with this Agreement by the Appropriate Registrant shall be borne by the Appropriate Registrant, jointly and severally in the case of the Issuers and with respect to Registrable Notes, whether or not a Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Notes and determination of the eligibility of the Registrable Securities or Exchange Notes for investment under the laws of such jurisdictions (x) where the Holders of Registrable Securities are located, in the case of the Preferred Stock and Exchange Notes, or (y) as provided in Section 8(h), in the case of Registrable Notes)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Notes in a form eligible for deposit with DTC and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities, by the Holders of a majority in aggregate principal amount or liquidation value, as the case may be, of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Appropriate Registrant and reasonable fees and disbursements of counsel for the sellers of Registrable Securities (subject to the provisions of Section 9(b)), (v) fees and disbursements of all independent certified public accountants referred to in Section 8(o)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2720 of the Conduct Rules of the NASD, (vii) rating agency fees, (vii) Securities Act liability insurance, if the Appropriate Registrant desires such insurance, (viii) fees and expenses of all other Persons retained by the Appropriate Registrant, (ix) internal expenses of the Appropriate Registrant (including, without limitation, all salaries and expenses of officers and employees of the Appropriate Registrant performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and (xii) the fees and expenses of any person, including special experts, retained by the Appropriate Registrant.

     (b) In connection with any Registration Statement hereunder or any amendment thereto, the Appropriate Registrant shall reimburse the Holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (together with appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount or liquidation value, as the case may be, of the Registrable Securities to be included in such Registration Statement and other reasonable out-of-pocket expenses of the Holders of Registrable Securities incurred in connection with the registration of the Registrable Securities.

10. Indemnification

     (a) The Appropriate Registrant, jointly and severally in the case of the Issuers and with respect to Registrable Notes, agrees to indemnify and hold harmless each Holder of Registrable Securities covered by a Registration Statement, the officers and directors of each such person, and each person, if any, who controls any such person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a
material fact contained in such Registration    Statement or any related
Prospectus (as amended or supplemented if the Appropriate Registrant shall have furnished any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Appropriate Registrant in writing by such Participant expressly for use therein; provided that the Appropriate Registrant will not be liable to any Participant with respect to any such untrue statement or omission in any preliminary prospectus that is corrected in the related Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Registrable Securities or Exchange Notes which are the subject thereof from such Participant in reliance upon such preliminary prospectus but was not sent or given a copy of the related Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities or Exchange Notes, as the case may be, to such person, unless such failure to deliver such Prospectus (as amended or supplemented) was a result of noncompliance by the Appropriate Registrant with Section 8 of this Agreement.

     (b) Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless the Appropriate Registrant, its respective directors and officers and each person who controls the Appropriate Registrant within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Appropriate Registrant to each Participant, but only (i) with reference to information relating to such Participant furnished to the Appropriate Registrant in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Appropriate Registrant. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities or Exchange Notes giving rise to such obligations.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Appropriate Registrant and the Appropriate Registrant was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants and such control persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Securities sold by all such Participants in the related registration and any such separate firm for the Appropriate Registrant, its directors, its officers and such control persons of the Appropriate Registrant shall be designated in writing by the Appropriate Registrant. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify any

Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in the first and second paragraphs of this Section 10 is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Appropriate Registrant on the one hand or by the Participants or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances.

     (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnity and contribution agreements contained in this Section 10 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

11. Rule 144 and 144A

     The Appropriate Registrant covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Appropriate Registrant is not required to file such reports, such Appropriate Registrant will, upon the request of any Holder of Registrable Securities, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Appropriate Registrant further covenants that, for so long as any Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such

Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

12. Miscellaneous

     (a) No Inconsistent Agreements. No Appropriate Registrant has entered, as of the date hereof, and no Appropriate Registrant shall enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. No Appropriate Registrant has entered and no Appropriate Registrant will enter into any agreement with respect to any of its securities which will grant to any person piggy-back rights with respect to a Registration Statement.

     (b) Adjustments Affecting Registrable Securities. Neither the Company nor the Guarantors shall, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Appropriate Registrant has obtained the written consent of (i) holders of at least a majority of the then outstanding aggregate principal amount of Registrable Notes in the case of provisions affecting holders of Registrable Notes and (ii) holders of at least a majority of the then outstanding aggregate liquidation value of Registrable Preferred Stock in the case of provision affecting holders of Registrable Preferred Stock. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount or liquidation value, as the case may be, of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (d) Notices. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

           (i) if to a Holder of the Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 12(d), with a copy in like manner to the Holders as follows:

                Canadian Imperial Bank of Commerce
                CIBC WG Argosy Merchant Fund 2, L.L.C.
                c/o CIBC Wood Gundy Securities Corp.
                425 Lexington Avenue
                New York, New York  10017
                Facsimile No.:  (212) 885-4998
                Attention:  Corporate Finance Department

with a copy to:

                Cahill Gordon & Reindel
                80 Pine Street
                New York, New York  10005
                Facsimile No.:  (212) 269-5420
                Attention:  Roger Meltzer, Esq.

          (ii)  if to the Company or the Guarantors as follows:

                Outdoor Systems, Inc.
                2502 North Black Canyon Highway
                Phoenix, Arizona  85009
                Facsimile No.:  (602) 248-0884
                Attention:  President

          with a copy to:

                Powell, Goldstein, Frazer & Murphy
                191 Peachtree Street NE
                16th Floor
                Atlanta, Georgia  30303
                Facsimile No.:  (404) 572-6999
                Attention:  William B. Shearer, Esq.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the person giving the same to the trustee under the Indenture at the address specified in such Indenture.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (j) Joint and Several Obligations. Each of the obligations of the Issuers under this Agreement shall be joint and several obligations of each of them.

     (k) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                      OUTDOOR SYSTEMS, INC.


                                      By:___________________________________
                                           Name:
                                           Title:


                                      THE GUARANTORS:

                                      OS BASELINE, INC.


                                      By:___________________________________
                                           Name:
                                           Title:


                                      OUTDOOR SYSTEMS PAINTING, INC.


                                      BY:___________________________________
                                           Name:
                                           Title:


                                      OS ADVERTISING OF TEXAS PAINTING,
                                           INC.


                                      By:___________________________________
                                           Name:
                                           Title:


                                      NEW YORK SUBWAYS ADVERTISING
                                           CO., INC.


                                      By:___________________________________
                                           Name:
                                           Title:

                                           DECADE COMMUNICATIONS GROUP, INC.


                                      By:___________________________________
                                           Name:
                                           Title:


                                      BENCH ADVERTISING COMPANY OF
                                           COLORADO, INC.


                                      By:___________________________________
                                           Name:
                                           Title:


                                      HOLDERS of NOTES:


                                      CANADIAN IMPERIAL BANK OF
                                           COMMERCE


                                      By:___________________________________
                                           Name:
                                           Title:


                                      HOLDERS of PREFERRED STOCK:


                                      CIBC WG ARGOSY MERCHANT FUND
                                           2, L.L.C.


                                      By:___________________________________
                                           Name:
                                           Title: